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Snowdance, Inc.
Route 44
Brownsville, VT 05037

Ladies and Gentlemen:

               In order to induce Josephthal Lyon & Ross Incorporated ("Josephthal"), Cruttenden Roth Incorporated and Snowdance, Inc. (the "Company") to enter into an underwriting agreement (the "Underwriting Agreement") with respect to the proposed public offering of securities issued by the Company, the undersigned intending to be legally bound hereby agrees that, for a period commencing on the date hereof and ending on the date that is the number of months set forth in Column A below following the effective date of the registration statement (the "Registration Statement") relating to the underwritten public offering of securities issued by the Company, it will not, without the prior written consent of the Company, directly or indirectly, offer to sell, sell, transfer, hypothecate or otherwise encumber or dispose of the respective number of shares of common stock set forth in Column B below, which shares were issued by the Company to the undersigned pursuant to that certain Purchase and Sale Agreement by and between the Company and the undersigned, dated as of _____________ ___, 1997 (the "Securities"), either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise, or dispose of any beneficial interest therein:

               COLUMN A                            COLUMN B
               --------                            --------
               24 months                           226,436 shares
               13 months                            66,064 shares

               The 226,436 shares of common stock of the Company set forth in Column B above represents the shares held by the undersigned that are beneficially owned by Josephthal, its principals and employees pursuant to their percentage of partnership interest in the undersigned.

               In order to enable the aforesaid covenant, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to the Securities.

               This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflicts of law principles.

Dated: ____________________, 1998                  Skyline Partners, L.P.
                                                   By: Skyline Partners, Inc.,
                                                          Its General Partner

200 Park Avenue
New York, NY 10166                                 By:
---------------------------------                  -----------------------------
Print Address                                      Name:  Dan Purjes
                                                   Title: President

        13-3751283
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Print Taxpayer I.D. Number

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